                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2002

                               MICHAEL FOODS, INC.
             (Exact name of registrant as specified in its charter)


       MINNESOTA                         333-63722               41-0498850
(State or other jurisdiction of   (Commission File Number)    (I.R.S.Employer
 incorporation or organization                               Identification No.)

             401 CARLSON PARKWAY
                  SUITE 300
            MINNETONKA, MINNESOTA                                  55305
     (Address of principal executive offices)                   (Zip Code)

                                   (952) 258-4000
                (Registrant's telephone number, including area code)

Item 7.   Exhibits

  (c)     Exhibits.

          The following material is filed as an exhibit to this Current Report on Form 8-K:


            Exhibit Number                Description of Exhibit
            --------------                ----------------------
                2.1                News Release issued by the Company on
                                   July 25, 2002.


Item 9.   Regulation FD Disclosure.

     On July 25, 2002, Michael Foods, Inc. (the "Company") issued a news release to the Company's debtholders pertaining to the Company's financial results for the three months and six months ended June 30, 2002.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 25, 2002                 MICHAEL FOODS, INC.


                                     By:      /s/Gregg A. Ostrander
                                        ---------------------------------------
                                        Gregg A. Ostrander
                                        Its:  Chairman, Chief Executive Officer
                                              and President

                                  EXHIBIT INDEX


Exhibit Number                          Description of Exhibit
--------------                          ----------------------
     2.1                 News Release issued by the Company on July 25, 2002.
